Supplement Dated February 1, 2011
To The Summary Prospectus Dated October 11, 2010

Supplement Dated February 1, 2011
To The Prospectus Dated October 11, 2010

JNL® Series Trust

Please note that the changes apply to your variable annuity and/or variable life product(s).

In the summary prospectus for the JNL/Eagle SmallCap Equity Fund, please delete the first paragraph of the section entitled “Principal Investment Strategies” in its entirety, and replace it with the following:

Principal Investment Strategies. The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets in equity securities of U.S. companies with market capitalizations in the range of the companies represented by the Russell 2000®.

In the prospectus for the JNL/Eagle SmallCap Equity Fund, please delete the first paragraph of the section entitled “Principal Investment Strategies” in its entirety, and replace it with the following:

Principal Investment Strategies.  The Fund seeks to achieve its objective by investing under normal circumstances at least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations in the range of the companies represented by the Russell 2000®.  The Sub-Adviser employs a bottom-up approach to identify rapidly growing, under-researched small capitalization companies that appear to be undervalued in relation to their long-term earnings growth rate or asset value.  The Sub-Adviser generally invests in companies which have accelerating earnings, reasonable valuations, strong management that participates in the ownership of the company, reasonable debt, and a high or expanding return on equity.  The Fund’s equity holdings consist primarily of common stocks, but may also include preferred stocks and investment grade securities convertible into common stocks, and warrants.

This Supplement is dated February 1, 2011.

(To be used with JMV5765 10/10, JMV5765 01/11, VC5995 10/10, VC4224 10/10, JMV5763 10/10, JMV5763P 10/10, VC3656 05/10, VC5526 05/10, VC5869 10/10, VC5890 10/10, JMV2731 10/10, VC3723 05/10, VC3657 05/10, FVC4224FT 05/10, NV3174CE 05/10, NV4224 10/10, NV5526 05/10, NV5869 10/10, NV5890 10/10, NMV2731 10/10, NV3784 05/10, VC5825 05/10, VC5884 05/10, VC5885 05/10, NV5825 05/10, HR105 05/10 and VC2440 05/10.)

CMX6898 02/11